Rule 497(e)
                                      Registration Nos. 333-176976 and 811-22245


                      FIRST TRUST EXCHANGE-TRADED FUND III

                       FIRST TRUST MANAGED MUNICIPAL ETF
                                  (the "Fund")

                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 2, 2015
                                      AND
            STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 2, 2015,
                  AS PREVIOUSLY SUPPLEMENTED ON APRIL 7, 2015


                             DATED FEBRUARY 4, 2016


      1. Notwithstanding anything to the contrary in the prospectus for the Fund, the section entitled "Summary Information - Fees and Expenses of the Fund" in the prospectus is replaced in its entirety with the following:

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

   Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price)                                                    None

   ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
        Management Fees                                                 0.65%
        Distribution and Service (12b-1) Fees (1)                       0.00%
        Other Expenses                                                  0.00%
                                                                      ---------
        Total Annual Fund Operating Expenses                            0.65%
        Fee Waiver(2)                                                   0.15%
                                                                      ---------
        Total Annual Fund Operating Expenses After Fee Waiver           0.50%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels until March 1, 2017, and thereafter at 0.90% to represent the imposition of the 12b-1 fee of 0.25% per annum of the Fund's average daily net assets. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR            3 YEARS
                      $51               $244

   ---------------------
   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees at any time before February 28, 2017.

   (2) Pursuant to a contractual agreement, First Trust Advisor L.P., the Fund's investment advisor, has agreed to waive management fees of 0.15% of average daily net assets until March 1, 2017. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by the Fund's investment advisor only after March 1, 2017.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the fiscal period May 13, 2014 (inception) through October 31, 2014, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.


      2. Notwithstanding anything to the contrary in the prospectus for the Fund, the following is added to the end of the first paragraph of the section entitled "Management of the Fund - Management Fee":

            Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.15% of average daily net assets until March 1, 2017. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by First Trust only after March 1, 2017. First Trust has committed to the fee waiver to respond to the current low interest rate environment and expects that the fee waiver will be appropriate until long term yields increase. First Trust anticipates that if the trailing average 30 day yield of the current ten year U.S. Treasury Bond exceeds 3.50% before March 1, 2017, the fee waiver may not be continued past March 1, 2017.


      3. Notwithstanding anything to the contrary in the prospectus for the Fund, the first sentence of the third paragraph of the section entitled "Distribution Plan" is replaced with the following:

            The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before February 28, 2017.


      4. Notwithstanding anything to the contrary in the statement of additional information for the Fund, the following is added to the end of the sixth paragraph on page 32 of the statement of additional information:

            Pursuant to a contractual agreement, First Trust has agreed to waive management fees of 0.15% of average daily net assets until March 1, 2017. The waiver agreement may be terminated by action of the Trust's Board of Trustees at any time upon 60 days' written notice by the Trust on behalf of the Fund or by First Trust only after March 1, 2017. First Trust has committed to the fee waiver to respond to the current low interest rate environment and expects that the fee waiver will be appropriate until long term yields increase. First Trust anticipates that if the trailing average 30 day yield of the current ten year U.S. Treasury Bond exceeds 3.50% before March 1, 2017, the fee waiver may not be continued past March 1, 2017.


      5. Notwithstanding anything to the contrary in the statement of additional information for the Fund, the fourth paragraph on page 38 of the statement of additional information is replaced in its entirety with the following:

            No fee is currently paid by the Fund under the Plan, and pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before February 28, 2017.



     PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE